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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 19, 2005

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

          Delaware                 Commission File Number:       33-0859354
(State of other jurisdiction of          000-26505            (I.R.S. Employer
 Incorporation or organization                               Identification No.)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Section 2 - Financial Information

     Item 2.01 Completion of Acquisition or Disposition of Assets.


         On April 21, 2005, Community Bancorp Inc. entered into an Agreement to Merge and Plan of Reorganization (the "Agreement") with Rancho Bernardo Community Bank, pursuant to which, among other things, (i) Rancho Bernardo Community Bank would merge with Community National Bank, and (ii) Community National Bank would continue as the wholly-owned subsidiary of Community Bancorp Inc.

         In accordance with the Agreement, the merger was completed as of the close of business on August 19, 2005. The shareholders of Rancho Bernardo who elected cash will receive cash for their shares based on a value of $31.46 per share; those who elected to receive stock in Community Bancorp Inc. will receive
0.949 shares of Community Bancorp Inc. common stock for each share of Rancho Bernardo common stock; and those who elected to receive a combination of the two will receive the appropriate allocations of the elections made. The amount of cash paid and Community Bancorp Inc. common stock issued in the merger is subject to certain allocation procedures designed to ensure that $10 million of the total consideration paid to holders of Rancho Bernardo common stock is paid in cash.

Section 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         As required by the Agreement noted in Item 2.01 above, effective as of the close of business on August 19, 2005, the Board of Directors of Community Bancorp Inc. elected Alan L. Douglas, the prior chairman of the board, president and chief executive officer of Rancho Bernardo Community Bank to the boards of Community Bancorp Inc. and Community National Bank.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (a) Financial statements of businesses acquired

          The Consolidated Financial Statements of Community Bancorp Inc. as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are incorporated by reference from Community Bancorp Inc.'s 10-K Report for the year ended December 31, 2004.

         The Consolidated Financial Statements of Community Bancorp Inc. as of March 31, 2005 and 2004 for the three months ended March 31, 2005 and 2004 are incorporated by reference from Community Bancorp Inc.'s 10-Q Report for the period ended March 31, 2005.

         The Financial Statements of Rancho Bernardo Community Bank as of (i) December 31, 2004 and 2003 and for each of the years in the two-year period ended December 31, 2004, and (ii) March 31, 2005 and 2004 and for the three months ended March 31, 2005 and 2004 are incorporated by reference from Community Bancorp Inc.'s Registration Statement on Form S-4 No. 333-126060, previously filed with the SEC.

     (b) Pro forma financial information.

         Community Bancorp Inc.'s and Rancho Bernardo Community Bank's Pro-Forma Combined Financial Statements (unaudited) as of March 31, 2005 are incorporated by reference from Community Bancorp Inc.'s Registration Statement on Form S-4 No. 333-126060, previously filed with the SEC.


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     (c) Exhibits.

         99.1     Press Release dated August 22, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2005

                                           Community Bancorp Inc.



                                           By:    /s/ Michael J. Perdue
                                              -------------------------
                                           Michael J. Perdue
                                           President and Chief Executive Officer